EXHIBIT 10.2

                                     FORM OF

             SHARE CLAIM PURCHASE AND REGISTRATION RIGHTS AGREEMENT


EVCI Career Colleges Incorporated
35 East Grassy Sprain Road
Suite 200
Yonkers, New York 10710

Ladies and Gentlemen:

          This will confirm the agreement of the undersigned ("Purchaser") to purchase the portion (the "Share Claim Portion") of the "Share Claim," as that term is defined in the Settlement Agreement between Amaranth Trading L.L.C. ("Amaranth") and EVCI Career Colleges Incorporated ("EVCI") dated October 3, 2003 (the "Settlement Agreement"). The Share Claim Portion entitles Purchaser to receive the number of newly issued shares of common stock of EVCI that are indicated on the Signature Page to this Agreement (the "Signature Page"). Purchaser acknowledges that it is a "Designee," as that term is defined in the Settlement Agreement. EVCI represents and warrants that it has delivered a true and complete copy of the Settlement Agreement to Purchaser, receipt of which Purchaser hereby acknowledges..

     Section 1. PURCHASE OF THE SHARE CLAIM PORTION

          1.1 PURCHASE. Purchaser agrees to purchase the Shares Claim Portion at the Closing, referred to below. The full purchase price (the "Purchase Price") for the Share Claim Portion (and , accordingly, the Shares) is indicated on the Signature Page. The Purchase Price has been or is, contemporaneously herewith, being wire transferred to the non-interest bearing IOLA account of Fischbein Badillo Wagner Harding ("FBWH") at Commerce Bank, 1350 Avenue of the Americas, New York, New York 10019 in accordance with wire instructions previously provided to Purchaser. Purchaser is also delivering to FBWH a completed and signed copy of the Signature Page and a copy of the signature page (the "TI Acknowledgement Page") of the Transfer Instrument (Exhibit A to the Settlement Agreement) signed by Purchaser where indicated below "AGREED AND ACKNOWLEDGED."

          1.2 ESCROW. The Purchase Price, Signature Page and TI Acknowledgement Page (collectively, the "Closing Items") will be held in escrow by FBWH until the Closing under the Settlement Agreement (the "Closing"), presently scheduled for October 9, 2003, or until the Settlement Agreement becomes null and void AB INITIO by its terms, whichever happens first. If the Closing does not occur, the Closing Items will be returned to Purchaser promptly (without interest on or deduction from the Purchase Price), in accordance with instructions provided by Purchaser, whereupon this Agreement shall become null and void AB INITIO.

          Purchaser acknowledges that EVCI, in its sole discretion, will determine the portion, if any, of the Share Claim (and, therefore, the Shares) Purchaser can acquire, provided such amount does not exceed the number of Shares and Purchase Price specified on the Signature Page. Purchaser also acknowledges that the Purchase Price includes an amount for the payment of flotation costs of EVCI in connection with its negotiation, preparation and Closing of the Settlement Agreement and this Agreement.

          1.3 CERTIFICATE. Upon Purchaser's purchase of the Share Claim Portion, EVCI will deliver a certificate registered in Purchaser's name representing the Shares. Upon such delivery the Share Claim Portion shall be deemed fully satisfied and extinguished.

     Section 2. PURCHASER'S REPRESENTATIONS AND WARRANTIES AND ACKNOWLEDGMENT AND AGREEMENT

          2.1 REPRESENTATIONS AND WARRANTIES. In order to induce Amaranth to sell and deliver the Share Claim Portion to Purchaser at the Closing and to induce EVCI to instruct its transfer agent to issue the Shares for delivery at or promptly after the Closing, Purchaser represents and warrants to EVCI (all of which representations and warranties shall be true and correct on the date of the Closing and, those representations and warranties, in Sections 2.1(b), (c), and (d), shall also inure to the benefit of Amaranth) that:

               (a) Purchaser has full power and authority to enter into this Agreement and to carry out the purchase of the Share Claim Portion. The execution, delivery and consummation of this Agreement have been duly and validly authorized by all necessary action on the part of Purchaser. This Agreement is a valid and binding agreement of Purchaser enforceable in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (b) Purchaser is an "accredited investor" as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and that Purchaser is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of an investment in the Share Claim and any securities of EVCI that it receives in connection with the settlement thereof.

               (c) Any securities to be issued by EVCI in satisfaction of the Share Claim are being acquired by Purchaser solely for its own account and not for the resale, assignment, distribution, subdivision or fractionalization thereof, except as permitted by applicable securities laws.

               (d) Purchaser has received from EVCI all information that it considers necessary or appropriate for deciding whether to purchase the Share Claim and any securities issued by EVCI in satisfaction of the Share Claim and, that, other than as expressly set forth in Section 2 of the Settlement Agreement, it has not relied on Amaranth or any of its affiliates or any of their respective directors, officers, employees, members or partners for any information whatsoever.

               (e) Purchaser is relying upon its own counsel, accountant and/or business advisor(s) concerning legal, tax, business and related aspects of its purchase of the Share Claim Portion and the issuance of the Shares in satisfaction hereof.

               (f) Purchaser understands that Purchaser's purchase of the Share Claim Portion and EVCI's issuance of the Shares in satisfaction thereof have not been registered under the Securities Act, or any state securities laws in reliance on exemptions from such registration, that, unless the Shares are resold pursuant to the Registration Statement referred to in Section 3.1, the Shares cannot be resold or otherwise disposed of unless an exemption from registration is available and, further, that the Certificate(s) for the Shares will bear a restrictive legend to such effect. Purchaser also understands that it will have no rights to require that the Shares be registered under the Securities Act or any state securities laws, except as provided in Section 3.

               (g) The issuance of the Shares to Purchaser will not result in Purchaser and its "affiliates," as defined in Rule 144 of the Securities Exchange Act of 1934, being deemed the owner of more than 9.99% of outstanding shares of common stock of EVCI, assuming that there are at least 10,400,000 shares of Common Stock outstanding immediately after giving effect to such issuance. Purchaser agrees that Purchaser and its affiliates will not alone or as a part of a "group," as that term is used in Regulation 13D-G under the Securities Exchange Act of 1934, at any time after the issuance of the Shares own more than 9.99% of EVCI's outstanding common stock unless otherwise authorized by EVCI's board of directors and agreed to in writing by EVCI.

          2.2 ACKNOWLEDGMENT AND AGREEMENT. Purchaser acknowledges and agrees that it is acquiring the Share Claim Portion subject to the limitations in clause (e)(iv) of Section 3 of the Settlement Agreement.

     Section 3. REGISTRATION RIGHTS

          3.1 CONTINUING REGISTRATION. EVCI represents, warrants and covenants:

               (a) The resale of the Shares has been registered pursuant to a currently effective Form S-3, Registration No. 333-48934 (the "Registration Statement").

               (b) Promptly after Purchaser purchases the Shares, EVCI shall prepare and file with the Securities and Exchange Commission ("SEC") a supplement to the final prospectus dated January 18, 2001, included in the Registration Statement (the "Prospectus") in order to include Purchaser as a selling stockholder in the Prospectus, subject to Purchaser's compliance with
Section 3(k).

               (c) EVCI shall use its best efforts to cause the Registration Statement to remain effective until the earlier of the date (i) as of which Purchaser may sell all of the Shares without restriction pursuant to Rule 144(k) and (ii) when Purchaser shall have sold all of the Shares.

               (d) EVCI shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement continuously effective, pursuant to Rule 415, for the period specified in Section 3(c) and comply with the provisions of the Securities Act with respect to the disposition of all the Shares covered by the Registration Statement in accordance with Purchaser's intended method of disposition set forth in the Registration Statement for such period; PROVIDED, HOWEVER, notwithstanding the foregoing provisions of this Section 3(d), EVCI may suspend the use of the Registration Statement for a period not to exceed 60 days (whether or not consecutive) in any 12-month period if EVCI's Board of Directors determines in good faith (after consulting with EVCI's counsel and, if appropriate, its independent auditors) that because of valid and material business developments (which, under applicable securities laws, would be required to be disclosed in an amendment to the Prospectus), including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is advisable to suspend such use and, prior to or contemporaneously with suspending such use, EVCI provides Purchaser with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of any such suspension period, EVCI shall provide Purchaser with written notice of the termination of such suspension.

               (e) EVCI shall permit Purchaser to review and comment upon the Registration Statement and, at least three days prior to their filing with the SEC, upon all future amendments and supplements thereto. After Purchaser reviews the Registration Statement in the form declared effective on January 18, 2001, Purchaser may request that EVCI file an amendment or supplement thereto for reasons specified in writing by Purchaser and reasonably acceptable to EVCI and its counsel.

               (f) EVCI shall furnish to Purchaser such number of copies of the Registration Statement and the Prospectus as Purchaser reasonably may request in order to facilitate the public sale or other disposition of the Shares pursuant to the Prospectus.

               (g) EVCI shall use its best efforts to register or qualify the Shares covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions as Purchaser reasonably shall request; PROVIDED, HOWEVER, EVCI shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

               (h) While a Prospectus relating to the Shares is required to be delivered under the Securities Act, EVCI shall promptly notify Purchaser of the happening of any event of which EVCI has knowledge and as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (i) Purchaser agrees that, upon receipt of any notice from EVCI of the happening of any event of the kind specified in Section 3(h), Purchaser will immediately discontinue disposition of the Shares pursuant to the Prospectus until Purchaser's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(h), and, if so directed by EVCI, Purchaser will deliver to EVCI all copies, other than permanent file copies then in Purchaser's possession, of the most recent Prospectus at the time of receipt of such notice.

               (j) EVCI shall make available for inspection by Purchaser, and any attorney, accountant or other agent retained by Purchaser, all financial and other records, pertinent corporate documents and properties of EVCI, and cause EVCI's officers, directors and employees to supply all information reasonably requested by Purchaser or such attorney, accountant or agent in connection with the Registration Statement, provided appropriate confidentiality agreements are first received by EVCI.

               (k) Purchaser shall furnish to EVCI in writing such information with respect to it and the proposed distribution by it, as reasonably shall be necessary and reasonably requested by EVCI's counsel in writing, in order to assure compliance with applicable federal and state securities laws.

          3.2 EXPENSES. All expenses incurred by EVCI in complying with Section
3.1 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for EVCI, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, Nasdaq listing fees, fees of transfer agents and registrars, and costs of issuing the Shares, but excluding any Selling Expenses and fees and disbursements of any counsel, or any accountant or agent of Purchaser, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of the Shares are called "Selling Expenses."

          EVCI will pay all Registration Expenses and the Purchaser will pay all Selling Expenses.

          3.3 INDEMNIFICATION.

               (a) In connection with the registration and sale of the Shares pursuant to the Registration Statement, to the fullest extent permitted by law, EVCI will indemnify and hold harmless Purchaser together with Purchaser's officers, directors, members, partners, employees and agents, and each other person, if any, who controls Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Purchaser and Purchaser's officers, directors, members, partners, employees and agents, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by EVCI of the Securities Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Shares pursuant to the Registration Statement (but not Purchaser's failure to comply with the prospectus delivery requirements or other rules and regulations under the Securities Exchange Act of 1934 relating to Purchaser's conduct in offering and selling the Shares). EVCI will promptly reimburse Purchaser and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigation or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that EVCI will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Purchaser or any such controlling person in writing specifically for use in the Registration Statement or the Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party.

               (b) In connection with the registration and sale of the Shares pursuant to the Registration Statement, Purchaser will indemnify and hold harmless EVCI, each person, if any, who controls EVCI within the meaning of the Securities Act, each officer of EVCI who signs the Registration Statement, and each director of EVCI, against all losses, claims, damages or liabilities, joint or several, to which EVCI or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse EVCI and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that Purchaser will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to Purchaser and furnished in writing to EVCI by Purchaser specifically for use in the Registration Statement or the Prospectus; and PROVIDED, FURTHER, HOWEVER, that the liability of Purchaser hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Shares sold by Purchaser under the Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by Purchaser from the sale of the Shares covered by the Registration Statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party under this Section 3.3 except and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3.3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) Purchaser or any controlling person of Purchaser makes a claim for indemnification pursuant to this Section 3.3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction as to which time to appeal or the denial of the last right of appeal has expired) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.3 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Purchaser or any such controlling person in circumstances for which indemnification is provided under this Section 3.3, then, and in each such case, EVCI and Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that Purchaser is responsible for the portion represented by the percentage that the public offering price of the Shares offered by the Registration Statement bears to the public offering price of all securities offered by the Registration Statement, and EVCI is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) Purchaser shall not be required to contribute any amount in excess of the public offering price of all the Shares offered by it pursuant to the Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          3.4 ENFORCEMENT. EVCI acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 3 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 3 may be specifically enforced. In the event that EVCI fails to comply with its obligations and agreements in this Section 3, then, in addition to any other rights or remedies Purchaser may have at law or in equity, EVCI shall indemnify and hold harmless Purchaser from and against any and all manner of loss which it may incur as a result of such a failure. In addition, EVCI shall also reimburse Purchaser for any and all reasonable legal fees and expenses incurred by it in enforcing its rights pursuant to this Section 3, regardless of whether any litigation was commenced.

     Section 4. MARKET STANDOFF. In connection with an underwritten public offering by EVCI of at least $5 million in total offering price, if any, Purchaser hereby agrees to be subject to a lockup for up to 180 days following the effective date of EVCI's registration statement filed with the SEC in connection with the offering as required by the underwriter(s) thereof. During such period, Purchaser agrees not to sell, transfer or hypothecate any securities of EVCI without the prior written consent of the underwriter(s). This provisions is self-operating but Purchaser agrees to execute and furnish directly to, and for the express benefit of, the underwriter(s) any confirmation requested by the underwriter(s).

     Section 5. REVOCATION. Purchaser agrees that it cannot cancel, terminate or revoke all or any portion of this Agreement and that, if Purchaser is an individual, this Agreement shall survive Purchaser's death or disability, except as provided by any applicable laws.

     Section 6. MISCELLANEOUS.

          6.1 NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand, against written receipt (which shall include delivery by Federal Express or similar service), or sent by telecopier, receipt confirmed, or mailed by registered or certified mail, return receipt requested, postage prepaid, to Purchaser at its address set forth below and to EVCI at its address set forth above, with a copy to Fischbein Badillo Wagner Harding, 909 Third Avenue, New York, New York 10022, Attention:
Joseph D. Alperin, Esq. Notices shall be deemed given on the date of receipt or, if mailed, three business days after mailing, except notices of change of address, which shall be deemed given when received.

          6.2 GOVERNING LAW. Notwithstanding the place where this Agreement may be executed by Purchaser or EVCI, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflict of laws.

          6.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may be amended only by a writing executed by the party to be charged.

          6.4 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective heirs, legal representatives, successors and assigns.

          6.5 JURISDICTION. The parties each hereby submit to the non-exclusive jurisdiction of the courts located in the County of Westchester with respect to any action or legal proceeding commenced by either of us with respect to this Agreement. Each of EVCI and Purchaser irrevocably waives any objection it now has or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above or below or at such other address as either of us shall furnish in writing to the other.

          6.6 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          6.7 WAIVER. No waiver by either of EVCI or Purchaser shall be valid unless in a writing executed by the party to be changed. The waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach of any provision of this Agreement.

          6.8 FURTHER ASSURANCES. The parties agree to execute and deliver all further documents, agreements and instruments and to take such other further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

          6.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS.]

                   SIGNATURE PAGE TO SHARE CLAIM PURCHASE AND
                          REGISTRATION RIGHTS AGREEMENT

          Purchaser has signed this Share Claim Purchase and Registration Rights Agreement as of the date indicated below.

Dated:
      --------------------------        PURCHASER:

No. of Shares:                          IF AN ENTITY:  Name of Entity:
              ------------------

Purchase Price: $
                 ---------------        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                           Address:


                                        Taxpayer Identification Number:
                                                                       ---------

                                        IF AN INDIVIDUAL *:

                                        Signature:
                                                  ------------------------------

                                        Name:
                                             -----------------------------------
                                                         (print)

                                        Address:


                                        Social Security Number:
                                                               -----------------
ACCEPTED:

EVCI CAREER COLLEGES INCORPORATED

By:
   ------------------------------
   Name:
   Title:

No. of Shares:
              -------------------

Acceptance Date:
                -----------------

----------------------------
          * If joint tenants or tenants in common, each must complete and sign this Signature Page.